SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

_______________________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Agrify Corporation
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

AGRIFY CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

_______________________________

October 14, 2022

_______________________________

NOTICE AND PROXY STATEMENT

September 19, 2022

Dear Agrify Corporation Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend a Virtual Special Meeting of Stockholders of Agrify Corporation (“Agrify” or the “Company”) to be held on Friday, October 14, 2022, at 10:00 a.m. local time. To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/AGFY2022SM, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting.

At the meeting, you and the other stockholders will be asked to vote upon the following:

•        To approve, as required by Nasdaq Listing Rule 5635(d), the issuance of up to 21,108,751 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) upon the exercise of warrants of the Company (the “Warrants”) issued in connection with the issuance of a senior secured note and the exchange of previously issued warrants in August 2022, and to permit the reduction of the exercise price of certain of those Warrants under certain circumstances;

•        To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”); and

•        To consider and vote upon an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

As of September 6, 2022, the Company had 26,678,477 shares of Common Stock outstanding. Only shareholders of record as of the close of business on September 6, 2022 are entitled to receive notice of, to attend, and to vote at, the Special Meeting.

Whether or not you can attend the meeting, please read the attached proxy statement. When you have done so, please mark your vote on the proxy card, sign and date the proxy card, and return it to us. Alternatively, you may cast your vote by telephone, or through the Internet. Instructions for voting by telephone or through the Internet are included with your proxy card. Your vote is important. Please act promptly by voting your shares by telephone, via the Internet, or by signing, dating and returning the proxy card.

Thank you for your continued interest in Agrify. We look forward to seeing you at the meeting.

Sincerely,
Raymond Chang
Chairman and Chief Executive Officer

76 Treble Cove Road, Building No. 3 • Billerica, MA 01862 • Tel: 617-896-5343
agrify@icrinc.com • www.agrify.com

Agrify Corporation
76 Treble Cove Road, Building 3
Billerica, Massachusetts 01862

_____________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held October 14, 2022

_____________________

To the Stockholders:

Agrify Corporation (“Agrify”) will hold a Virtual Special Meeting of Stockholders on October 14, 2022 at 10:00 a.m., Eastern Time. To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/AGFY2022SM, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting.

We are holding this meeting for the following purposes:

•        To approve, as required by Nasdaq Listing Rule 5635(d), the issuance of up to 21,108,751 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) upon the exercise of warrants of the Company (the “Warrants”) issued in connection with the issuance of a senior secured note and the exchange of previously issued warrants in August 2022, and to permit the reduction of the exercise price of certain of those Warrants under certain circumstances;

•        To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”); and

•        To consider and vote upon an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

The Board of Directors selected September 6, 2022 as the record date for determining stockholders entitled to vote at the Special Meeting. As of September 6, 2022, Agrify had 26,678,477 shares of Common Stock outstanding. A list of stockholders on that date will be available for inspection at Agrify’s corporate headquarters, 76 Treble Cove Road, Building No. 3, Billerica, Massachusetts, 01862, during normal business hours for the ten-day period prior to the Special Meeting. Only holders of our Common Stock as of the close of business on September 6, 2022 are entitled to vote at the Special Meeting or any adjournment thereof.

On or about September 19, 2022, we are mailing to our stockholders this Notice of Special Meeting of Stockholders and the enclosed Proxy Statement.

By Order of the Board of Directors,
Raymond Chang
Corporate Secretary

Billerica, Massachusetts
September 19, 2022

Important Notice Regarding Availability of Proxy Materials for the Virtual Special Meeting of Stockholders Meeting to be Held on October 14, 2022: The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

76 Treble Cove Road, Building No. 3 • Billerica, MA 01862 • Tel: 617-896-5343
agrify@icrinc.com • www.agrify.com

IMPORTANT

Whether or not you expect to attend the virtual special meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save the Company the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

AGRIFY CORPORATION
PROXY STATEMENT

Page
GENERAL INFORMATION	1
Special Meeting Information	1
ITEM 1 — APPROVAL OF THE ISSUANCE OF UP TO 21, 108,751 SHARES OF COMMON STOCK UPON THE EXERCISE OF WARRANTS ISSUED IN AUGUST 2022	4
General	4
Description of Warrants	4
Purpose of Proposal No. 1	5
Potential Consequences if Proposal No. 1 is Not Approved	5
Potential Adverse Effects of Proposal No. 1	6
Vote Required	6
Recommendation of the Board	6
ITEM 2 — APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT	7
General	7
Reasons for the Reverse Stock Split	7
Reverse Stock Split Amendments to the Charter	8
Principal Effects of the Reverse Stock Split	9
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates	9
Fractional Shares	10
Risks Associated with the Reverse Stock Split	10
Book-Entry Shares	10
Certificated Shares	10
Principal Effects of Reverse Stock Split on Outstanding Options, Warrants, and Option Plan	11
Accounting Matters	11
Effect on Par Value	11
No Going Private Transaction	11
No Dissenters’ Appraisal Rights	11
Material United States Federal Income Tax Consequences of the Reverse Stock Split	12
Interests of Directors and Executive Officers	12
Reservation of Right to Abandon Reverse Stock Split	13
Vote Required	13
Recommendation of the Board	13
ITEM 3 — APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING IN ORDER TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT SHARES VOTED IN FAVOR OF ANY OF ITEMS 1 OR 2 AT THE TIME OF THE SPECIAL MEETING	14
Background of and Rationale for the Adjournment Proposal	14
Vote Required	14
Recommendation of the Board	14

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GENERAL INFORMATION

Special Meeting Information

This proxy statement contains information related to the Virtual Special Meeting of Stockholders of Agrify Corporation (the “Company” or “Agrify”) to be held on October 14, 2022, beginning at 10:00 a.m., Eastern Time, and any postponements or adjournments thereof (the “Special Meeting”). This proxy statement was prepared at the direction of our Board of Directors to solicit your proxy for use at the Special Meeting. On or about September 19, 2022, we are mailing to our stockholders the Notice of Special Meeting of Stockholders and Proxy Statement.

To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/AGFY2022SM you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting.

Q:     Who is soliciting my proxy?

A:     We, the Board of Directors of Agrify Corporation, are sending you this proxy statement in connection with our solicitation of proxies for use at the Special Meeting. Certain directors, officers and employees of Agrify may (without compensation), and Alliance Advisors (our proxy solicitor) will, solicit proxies on our behalf by mail, phone, fax, Internet or at the Special Meeting.

Q:     Who is paying for this solicitation?

A:     Agrify will pay for the solicitation of proxies, including Alliance Advisors’ estimated fee of $25,000, plus out-of-pocket expenses. Agrify also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Agrify Common Stock.

Q:     What am I voting on?

A:     There are three items scheduled to be voted on at the Special Meeting:

•        Item 1 — To approve, as required by Nasdaq Listing Rule 5635(d), the issuance of up to 21,108,751 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) upon the exercise of warrants of the Company (the “Warrants”) issued in connection with the issuance of a senior secured note and the exchange of previously issued warrants in August 2022, and to permit the reduction of the exercise price of certain of those Warrants under certain circumstances;

•        Item 2 — To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”); and

•        Item 3 — To consider and vote upon an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

Q:     Who can vote?

A:     Only those who owned Common Stock of record at the close of business on September 6, 2022, the record date for the Special Meeting (the “Record Date”), can vote. If you owned Common Stock on the Record Date, you have one vote per share for each Item up for vote at the Special Meeting.

Q:     How do I vote?

A:     You may vote your shares either at the Special Meeting or by proxy. To vote by proxy, you should mark, date, sign and mail the proxy card provided with this proxy statement or vote by telephone or through the Internet.

You will be able to participate in the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/AGFY2022SM. To be admitted to the Special Meeting, you must enter the control number found on your proxy card, voting instruction form or notice you received. You also will be able to vote your shares electronically prior to or during the Special Meeting. If you want to submit a question during the Special Meeting, log into www.virtualshareholdermeeting.com/AGFY2022SM, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:     Can I vote by telephone or electronically?

A:     If you are a registered stockholder, you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Daylight Time, on October 13, 2022.

Q:     How are votes counted?

A:     You may vote “FOR,” “AGAINST” or “ABSTAIN” each of the three Items.

If you return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares “FOR” each of the three Items. Giving a proxy will not affect your right to vote your shares at the Special Meeting. If you attend the Special Meeting, you may revoke your proxy and vote at the Special Meeting if you wish.

Q:     What are broker non-votes and abstentions?

A:     If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, then the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated a “broker non-vote”). An abstention is a decision by a stockholder to take a neutral position on a proposal being submitted to stockholders at a meeting.

Q:     On which proposals do brokers have discretion to vote without instructions from beneficial owners?

A:     If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. However, if you do not give instructions to the broker, then the broker will not be entitled to vote the shares with respect to Item 1, the approval of the issuance of up to 21,108,751 shares of Common Stock upon the exercise of the Warrants. Brokers will be able to vote on the ratification of Item 2, the approval of an amendment to the Company’s Articles of Incorporation to effect the Reverse Stock Split, and Item 3, the adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting, in the absence of your instructions as Items 2 and 3 are considered “discretionary” items.

Q:     How do broker non-votes and abstentions affect the existence of a quorum and the vote required for Items 1, 2, and 3 at the Special Meeting?

A:     Broker non-votes and abstentions on any matter are included in determining the number of shares represented for the purpose of determining whether a quorum is present at a stockholders’ meeting. Under Nevada law, broker non-votes are not considered to be entitled to vote on the matter and, thus, will not have any impact on the outcome of Item 1. Although abstentions are considered present and entitled to vote on a matter, abstentions are not considered to be votes cast under Nevada law, and thus will have no impact on the outcome of Items 1 and 3, each of which requires the favorable vote of a majority of the votes cast at the Special Meeting by stockholders entitled to vote on the matter. Item 2 requires the favorable vote of a majority of our outstanding shares of Common Stock, so any shares not voted (whether by abstention or otherwise) will have the same effect as a vote “against” Item 2. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on Item 2.

Q:     Can I change my vote after I return my proxy card?

A:     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary either written notice of your revocation or a duly executed proxy bearing a later date. Attendance at the Special Meeting will not by itself revoke a previously granted proxy; however, delivery of a later dated proxy before the polls close at the Special Meeting will revoke a proxy previously granted.

Q:     What are the Board’s recommendations?

A:     Our Board of Directors recommends that you vote your shares as follows:

•        “FOR” the approval, as required by Nasdaq Listing Rule 5635(d), of the issuance of up to 21,108,751 shares of Common Stock upon the exercise of the Warrants, and to permit the reduction of the exercise price of certain of those Warrants under certain circumstances, as described in Item 1 of this proxy statement;

•        “FOR” the approval of an amendment to the Company’s Articles of Incorporation to effect the Reverse Stock Split as described in Item 2 of this proxy statement; and

•        “FOR” the approval of an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting, as described in Item 3 of this proxy statement.

Q:     What constitutes a quorum?

A:     As of September 6, 2022, we had 26,678,477 shares of Common Stock, $0.001 par value, outstanding and 59 holders of record. Each share of our Common Stock is entitled to one vote per share. The holders of a majority of the total outstanding shares entitled to vote, present at the Special Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

Q:     What happens if a quorum is not present?

A:     If a quorum is not present at the scheduled time of the Special Meeting, then the stockholders who are represented may adjourn the Special Meeting until a quorum is present. The time and place of an adjourned meeting, if necessary, would be announced at the time the adjournment is taken and no other notice would be given. Voting cannot take place unless a quorum is present.

Q:     What is the voting requirement to approve each of the items?

A:     The voting requirement to approve each of the proposals is as follows:

•        The affirmative vote of a majority of votes cast on the proposal is required to approve, as required by Nasdaq Listing Rule 5635(d), the issuance of up to 21,108,751 shares of Common Stock upon the exercise of the Warrants and to permit the reduction of the exercise price of certain of those Warrants under certain circumstances.

•        The affirmative vote of a majority of our outstanding shares of Common Stock is required to approve the amendment to the Company’s Articles of Incorporation to effect the Reverse Stock Split.

•        The affirmative vote of a majority of votes cast on the proposal is required to approve the adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

Q:     Can I vote on other matters?

A:     Our Amended and Restated Bylaws limit the matters presented at a Special Meeting to those in a notice of a Special Meeting. No matters other than those included in the Notice of Special Meeting may properly come before the Special Meeting.

Q:     Who will count the vote?

A:     Representatives of Broadridge Financial Solutions, Inc., our transfer agent, will tabulate the votes.

ITEM 1 — APPROVAL OF THE ISSUANCE OF UP TO 21, 108,751 SHARES OF COMMON STOCK UPON THE EXERCISE OF WARRANTS ISSUED IN AUGUST 2022

General

We are asking stockholders to approve the issuance of up to 21,108,751 shares of our Common Stock upon the exercise of Warrants issued in connection with the issuance of a senior secured note and the exchange of previously issued warrants in August 2022, as required by Nasdaq Listing Rule 5635(d), and to permit the reduction of the exercise price of certain of those Warrants under certain circumstances, as described in more detail below.

On March 14, 2022, we entered into a Securities Purchase Agreement with an accredited investor (the “Lender”), pursuant to which, among other things, we agreed to issue and sell to the Lender, in a private placement transaction, in exchange for the payment by the Lender of $65,000,000, less applicable expenses as set forth in the Securities Purchase Agreement, (i) a senior secured promissory note in an aggregate principal amount of $65,000,000 (the “Prior Note”), and (ii) a warrant (the “Prior Warrant”) to purchase up to an aggregate of 6,881,108 shares of Common Stock.

On August 18, 2022, we entered into a Securities Exchange Agreement (the “Exchange Agreement”). Pursuant to the Exchange Agreement, we partially prepaid $35.2 million under the Prior Note and exchanged the remaining balance of the Prior Note for (i) a new senior secured note (the “Exchange Note”) with an aggregate original principal amount of $35.0 million and (ii) a new warrant to purchase 14,227,643 shares of common stock (the “Note Exchange Warrant”). Additionally, we exchanged the Prior Warrant for a new warrant for the same number of underlying shares but with a reduced exercise price (the “Warrant Exchange Warrant” and, collectively, with the Note Exchange Warrant, the “Warrants”). The closing under the Exchange Agreement occurred on August 19, 2022.

Description of Warrants

The Warrant Exchange Warrant has an exercise price of $2.15 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, will be exercisable on and after the six-month anniversary of issuance, has a term of five and one-half years from the date of issuance and will be exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the Warrant Exchange Warrant or if shareholder approval for full exercise of the Warrant Exchange Warrant is not received, in which case the Warrant Exchange Warrant will also be exercisable on a cashless exercise basis at the Lender’s election.

The Note Exchange Warrant has an exercise price of $1.23 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, was exercisable upon issuance, has a term of five and one-half years from the date of issuance and is exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the Note Exchange Warrant or if shareholder approval for full exercise of the Note Exchange Warrant is not received, in which case the Note Exchange Warrant will also be exercisable on a cashless exercise basis at the Lender’s election.

Until the Company completes a qualified equity financing of at least $15.0 million, the Note Exchange Warrant’s exercise price will be reduced to the extent we issue securities for a lower purchase price (the “Note Exchange Warrant Reset”), in which case the exercise price per share will be reduced to the applicable lower purchase price, but we may not undertake any action that would cause such a reduction absent shareholder approval. The Note Exchange Warrant also prohibits us, until following the completion of such qualified equity financing, from issuing warrants with more favorable or preferential terms and/or provisions. The Warrants provide that in the event of certain enumerated fundamental transactions, each holder of warrants will have the option to require us to purchase its Warrants for the Black-Scholes value of the Warrants in cash.

The Warrant Exchange Warrant and the Note Exchange Warrant each provide that in no event will the number of shares of Common Stock issued upon exercise of such warrant result in the Lender’s beneficial ownership exceeding 4.99% of our shares of common stock outstanding at the time of exercise (which percentage may be decreased or increased by the Lender, but to no greater than 9.99%, and provided that any increase above 4.99% will not be effective until the sixty-first (61st) day after notice of such request by the Lender to increase its beneficial ownership limit has been delivered to us). Additionally, the Warrant Exchange Warrant and the

Note Exchange Warrant may not be exercised for more than an aggregate of 5,308,578 shares of Common Stock, which represents 19.99% of our outstanding shares as of immediately prior to the issuance of the Prior Warrant, unless and until shareholder approval is obtained (the “20% Limitation”), which we agreed to use reasonable best efforts to obtain such shareholder approval at the next meeting of stockholders of the Company, but in no event later than June 30, 2023.

The Exchange Agreement requires us to file a resale registration statement with respect to the shares of Common Stock underlying the Warrants as soon as practicable and in any event within 45 days following the closing under the Exchange Agreement.

We do not plan on making an application to list the Warrants on The Nasdaq Capital Market, any national securities exchange or other nationally recognized trading system. Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of shares of our common stock, the holders of the Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, until they exercise their Warrants. No fractional shares of common stock will be issued upon the exercise of the Warrants. Rather, the number of shares of common stock to be issued will be rounded up to the nearest whole number.

The foregoing descriptions of the Warrant Exchange Warrant, the Note Exchange Warrant and the Exchange Agreement are not complete and are qualified in their entirety by reference to the full text of the form of the Warrant Exchange Warrant, the form of the Note Exchange Warrant and the Exchange Agreement, copies of which are attached as Exhibits 4.1, 4.2 and 10.1, respectively, to the Current Report on Form 8-K that we filed with the Securities and Exchange Commission on August 19, 2022, which are incorporated by reference herein.

Purpose of Proposal No. 1

Our Common Stock is listed on The Nasdaq Capital Stock Market and trades under the ticker symbol “AGFY”. Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering at a price that is less than the lower of (i) the Nasdaq Official Closing Price immediately preceding the signing of the binding agreement, or (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

The Note Exchange Warrant Reset, as described above, could result in the exercise price per share for the Note Exchange Warrant being reduced to an amount that is less than the applicable Minimum Price. Additionally, in the event that Nasdaq aggregated the issuance of the Note Exchange Warrant and the Warrant Exchange Warrant together with the issuance of the Prior Warrant, the Minimum Price would be determined on the basis of the Securities Purchase Agreement dated March 14, 2022, and the exercise prices of the Note Exchange Warrant and the Warrant Exchange Warrant would be below that Minimum Price. Therefore, to comply with Rule 5635(d), we are seeking shareholder approval to permit the full exercise of the Warrants without regard to the 20% Limitation included in each Warrant, and to permit the reduction in the exercise price of the Note Exchange Warrant pursuant to the Note Exchange Warrant Reset in the event we undertake any issuance of securities that results in the application of that provision.

Potential Consequences if Proposal No. 1 is Not Approved

The board of directors is not seeking the approval of our stockholders to authorize our entry into the Exchange Agreement, as the issuance and sale of the Exchange Note and the Warrants has already occurred. The failure of our stockholders to approve this Proposal No. 1 will mean that we cannot permit full exercise of the Warrants. If all of the Warrants are exercised, we would realize an aggregate of approximately $32.3 million in gross proceeds, assuming no adjustment to the exercise price of the Note Exchange Warrants as described above. If the Warrants cannot be fully exercised, we will not receive such proceeds with respect to the portion of the Warrants that cannot be exercised, which could adversely impact our ability to fund our operations. Additionally, if this Proposal No. 1 is not approved, we may not undertake any issuance of securities that would result in the Note Exchange Warrant Reset being applied without seeking shareholder approval, which could delay or impede our ability to conduct future offerings of our securities.

Potential Adverse Effects of Proposal No. 1

If this Proposal No. 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the Warrants. Assuming exercise in full of all Warrants, an aggregate of 21,108,751 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of Common Stock described above does not give effect to (i) the issuance of shares of Common Stock pursuant to other outstanding options and warrants or (ii) any other future issuances of our Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Interests of Certain Persons

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

If a quorum is present, the affirmative vote of a majority of the votes cast on the matter will be required to approve the issuance of up to 21,108,751 shares of our Common Stock upon the exercise of Warrants and to permit the reduction of the exercise price of certain of those Warrants under certain circumstances. Broker non-votes and abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

Our Board of Directors recommends that you vote “FOR” the approval of the issuance of up to 21,108,751 shares of our Common Stock upon the exercise of Warrants and to permit the reduction of the exercise price of certain of those Warrants under certain circumstances.

ITEM 2 — APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

General

Our Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment (the “Certificate of Amendment”) to our Articles of Incorporation, to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-10 (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board of Directors, in its discretion. If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on a date to be determined by the Board of Directors that will be specified in the Certificate of Amendment. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the reverse stock split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock.

Reasons for the Reverse Stock Split

The principal reason for the reverse stock split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market (the “Bid Price Rule”), although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market. We have not yet received any written notice from Nasdaq notifying us of any non-compliance with the Bid Price Rule, but we will receive such a notice if the closing bid price for our Common Stock on The Nasdaq Capital Market is lower than $1.00 for 30 consecutive business days.

The Board of Directors has considered the potential harm to the Company and our stockholders should Nasdaq delist our Common Stock. Delisting from Nasdaq would likely adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also likely negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets.

We believe that our best option to comply with Nasdaq’s $1.00 minimum bid price requirement before the end of the any compliance period we may be granted in the future by Nasdaq is to effect the Reverse Stock Split to increase the per-share trading price of our Common Stock.

In addition, we believe that the low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and could create a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

Further, we believe that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this may increase our ability to attract business development partners.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

The Board of Directors believes that stockholder adoption of a range of Reverse Stock Split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board of Directors (or any authorized committee of the Board of Directors) may consider, among other things, factors such as:

•        the historical trading price and trading volume of our Common Stock;

•        the number of shares of our Common Stock outstanding;

•        the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•        the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•        the continued listing requirements of Nasdaq; and

•        prevailing general market and economic conditions.

The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.

Reverse Stock Split Amendment to the Charter

If the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it, the following paragraph shall be added after the last paragraph of Article 3 of the Charter:

“On ________ ___, 20__, at 12:01 a.m. (the “Effective Time”), each _____ (_____) shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”), subject to the treatment of fractional share interests as described below. The par value of the Common Stock following the Reverse Stock Split shall remain $0.001 per share. No fractional shares shall be issued upon the Reverse Stock Split. If the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, round up such fractional share to the next whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors implements the Reverse Stock Split, we will amend the existing provision of Article 3 of our Charter in the manner set forth above.

By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including two (2) and ten (10), with the exact number to be determined by the Board of Directors, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Nevada will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except for immaterial adjustments that may result from the treatment of fractional shares as described below. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, our Common Stock will continue to be listed on The Nasdaq Capital Market, under the symbol “AGFY,” although it would receive a new CUSIP number.

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including two (2) and ten (10), depending on the exchange ratio selected by the Board of Directors.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of Common Stock or other securities convertible into Common Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction for which the newly unissued authorized shares would be issued.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on the date specified in the Certificate of Amendment as filed with the office of the Secretary of State of the State of Nevada (the “effective time”). The Board of Directors will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the section titled “Fractional Shares,” at the effective time, each whole number of issued and outstanding pre-reverse split shares that the Board of Directors has determined will be combined into one post-reverse split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, we will issue one whole share of Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock due to the Reverse Stock Split. Each holder of Common Stock will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately before the Reverse Stock Split, except for adjustments due to the additional share fraction that will need to be issued as a result of the treatment of fractional shares.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

•        The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or the Company may fail to meet the other requirements for continued listing on Nasdaq, resulting in the delisting of our Common Stock.

•        Although the Board of Directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

•        The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock being delisted from The Nasdaq Capital Market.

•        The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our Common Stock owned in book-entry form.

Certificated Shares

As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Options, Restricted Stock Units, Warrants, ESPP, and Option Plan

As of the Record Date, there were outstanding stock options to purchase an aggregate of 3,290,900 shares of our Common Stock with a weighted average exercise price of $7.05 per share, restricted stock units to purchase an aggregate of 1,817,995 shares of our Common Stock, and warrants to purchase an aggregate of 24,339,441 shares of common stock with a weighted average exercise price of $2.25 per share. When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to between and including one-half and one-tenth the number currently covered, and the exercise or conversion price per share will be increased by between and including two and ten times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split.

In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under the Company’s equity incentive plan and employee stock purchase plan will be proportionately adjusted by the Compensation Committee for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the Compensation Committee will proportionately adjust the per share exercise price under such plans to reflect the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The proposed amendment to our Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.001 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Dissenters’ Appraisal Rights

Under Nevada Revised Statutes, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock but does not purport to be a complete analysis of all potential tax effects. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

Exchange Pursuant to Reverse Stock Split

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Nevada of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the Special Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required

If a quorum is present, the affirmative vote of holders of a majority of the outstanding shares of Common Stock will be required to approve the proposed Charter Amendment to effect the Reverse Stock Split with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board of Directors, in its discretion. Any shares not voted (whether by abstention or otherwise) will have the same effect as a vote “against” Item 2. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on Item 2.

Recommendation of the Board

Our Board of Directors recommends that you vote “FOR” the approval of the Charter Amendment to effect the Reverse Stock Split with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board of Directors, in its discretion.

ITEM 3 — APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING IN ORDER TO
SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT SHARES VOTED IN FAVOR
OF ANY OF ITEMS 1 OR 2 AT THE TIME OF THE SPECIAL MEETING

Background of and Rationale for the Adjournment Proposal

Our Board of Directors believes that, if the number of affirmative votes received from the holders of our common stock are insufficient to approve any of the other Items being considered at the Special Meeting, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional affirmative votes to approve that Item.

In this Item 3, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other applicable Items.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon have voted against any of Items 1 and/or 2 or abstained from voting on such proposals, we could adjourn the Special Meeting without a vote on such Items and use the additional time to solicit the holders of those shares to change their vote in favor of such Items.

Vote Required

If a quorum is present, the affirmative vote of a majority of the votes cast on the matter will be required to approve the adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of Item 1 and/or Item 2. Abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

Our Board of Directors recommends that you vote “FOR” the approval of the adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of Item 1 and/or Item 2.

Beneficial Ownership of Certain Stockholders, Directors
and Executive Officers

The following table provides information, as of September 6, 2022, about the beneficial ownership of our Company’s Common Stock by: (1) the persons known to us to be beneficial owners of more than 5% of our Company’s outstanding Common Stock; (2) our directors; (3) each named executive officer; and (4) our directors and executive officers as a group. To the best of our knowledge, each such person has sole voting and investment power over the shares shown in this table, except as otherwise indicated. As of September 6, 2022, there were 59 record holders and 26,678,477 outstanding shares of our Common Stock.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after September 6 2022 through the exercise of any warrant, stock option or other right. The inclusion in this proxy statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options or warrants currently exercisable, or exercisable within 60 days after September 6, 2022, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Beneficial Ownership
	Number of Shares	Percent of Total(1)
Directors and Executive Officers(2)
Raymond Chang(3)	1,762,731	6.4%
Guichao Hua(5)	725,875	2.7%
David Kessler(5)	126,776	*
Stuart Wilcox(4)	91,183	*
Timothy Mahoney(5)	66,326	*
Timothy Oakes(5)	66,326	*
Krishnan Varier(5)	66,326	*
Leonard J. Sokolow(5)	13,889	*
Christopher Benyo	—	*
Maxwell Holtzman	—	*
All Directors and Executive Officers as a Group (10 persons)	2,919,431	10.3%

____________

*        Less than 1%.

(1)      The percentages shown with respect to any identified individual or group are calculated by dividing: (i) the sum of (a) the number of shares of Common Stock actually owned as of September 6, 2022 plus (b) the number of shares of Common Stock that may be acquired through the exercise of stock options, warrants or any other rights within 60 days thereof (“Currently Exercisable Awards”) by (ii) the sum of 26,678,477 shares of Common Stock outstanding as of September 6, 2022, plus the amount referenced in clause (i)(b) for such individual or group.

(2)      The address of each of the directors and executive officers listed above is c/o Agrify Corporation, 76 Treble Cove Road, Building No. 3, Billerica, Massachusetts 01862.

(3)      Includes (i) options to purchase 948,746 shares of Common Stock that are exercisable within 60 days of September 6, 2022, (ii) 538,454 shares of common stock held by RTC3 2020 Irrevocable Family Trust, of which Mr. Chang retains the authority to remove the independent trustee, (iii) 129,548 shares of common stock held by NXT3J Capital, LLC, an entity controlled by Mr. Chang, (iv) warrants to purchase 63,219 shares of common stock associated with our 2020 convertible promissory notes held by RTC3 2020 Irrevocable Family Trust, (v) warrants to purchase 27,174 shares of common stock associated with our January 2022 private placement offering held by RTC3 2020 Irrevocable Family Trust and (vi) options to purchase 40,590 shares of common stock held by Mr. Chang’s son that are exercisable within 60 days of September 6, 2022.

(4)      Includes (i) options to purchase 27,777 shares of Common Stock that are exercisable within 60 days of September 6, 2022; and (ii) warrants to purchase 27,174 shares of common stock associated with our January 2022 private placement offering.

(5)      Includes the following shares subject to options that are exercisable within 60 days of September 6, 2022: Mr. Hua, 66,326; Mr. Kessler, 126,776; Mr. Mahoney, 66,326; Mr. Oakes, 66,326; Mr. Varier, 66,326; and Mr. Sokolow, 13,889.

EXPENSES OF SOLICITATION

We will pay the entire expense of soliciting proxies for the Special Meeting. In addition to this solicitation by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $25,000 in total. In addition, banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the record date, and such custodians will be reimbursed for their expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed by Marcum LLP (“Marcum”), our independent registered public accounting firm, for professional services rendered during the fiscal years ended December 31, 2021 and 2020:

Types of Fees	2021	2020
Audit Fees	$352,450	$227,270
Audit-Related Fees	85,500	104,159
Tax Fees	15,000	—
Total Fees	$452,950	$331,429

In the table above, “Audit Fees” are fees our Company paid to Marcum for professional services rendered connection with the audit of the Company’s consolidated financial statements and the operating effectiveness of internal control over financial reporting included in the Company’s Annual Report on Form 10-K, the review of financial statements included in our Quarterly Reports on Form 10-Q filed with the SEC, or for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements, net of out of pocket expenses; “Audit-Related Fees” are fees billed by Marcum for assurance and related services that are reasonably related to the performance of the audit or review of our Company’s financial statements (accounting consultations on transaction related matters including work related to our S-1 and S-3 fillings); and “Tax Fees” are fees billed by Marcum either for corporate income tax return preparation and filing services and/or individual expatriate income tax services and advice.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to pre-approval procedures. On an ongoing basis, management communicates specific projects and categories of services for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent registered public accountants. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.

The Audit Committee considers whether the provisions of these services are compatible with maintaining the auditor’s independence, and it determined such services for 2021 and 2020 were compatible.

OTHER MATTERS

Pursuant to our bylaws, only those matters described in this Proxy Statement will be presented for action at the Special Meeting.

ADVANCE NOTICE PROCEDURES AND STOCKHOLDER PROPOSALS

Advance Notice Procedures

Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (1) by or at the direction of the Board or (2) by any stockholder of the Company who complies with the notice procedures set forth below and who is a stockholder of record of at least 1.0% of the Company’s outstanding shares of record at the time such notice is delivered to the secretary of the Company as provided below.

For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (2) of the preceding paragraph, the stockholder must have given timely notice thereof in writing to the secretary of the Company. To be timely, a stockholder’s notice shall be delivered to the secretary of the Company at the principal executive office of the Company not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so delivered not later than either the close of business on the tenth day following the earlier of (1) the day on which notice of the date of such meeting was mailed or (2) the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (x) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder on whose behalf the proposal is made; (y) as to the stockholder giving the notice (A) the name and address of such stockholder and (B) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and any other ownership interest in the shares of the Company, whether economic or otherwise, including derivatives and hedges, and (z) a representation that the person sending the notice is a stockholder of record on the record date and shall remain such through the annual meeting date, and that such stockholder intends to appear in person or by proxy at such annual meeting to move the consideration of the business set forth in the notice.

These requirements are separate and distinct from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Stockholder Proposals For 2023 Annual Meeting of Stockholders

To be considered for presentation at our 2023 Annual Meeting of Stockholders, inclusion in the proxy statement and on the proxy card, a stockholder proposal must be received at our offices no later than December 30, 2022. For stockholder proposals or other business matters that may be raised at the 2023 Annual Meeting of Stockholders, but not included in the proxy statement or on the proxy card that are submitted outside the proposal process identified in the preceding sentence, if we do not receive notice of any such matter that a stockholder wishes to raise at the 2023 Annual Meeting of Stockholders during the period commencing March 10, 2023 and ending April 9, 2023, then no business matters, other than those included in the notice of Annual Meeting for the 2023 Annual Meeting of Stockholders, may properly come before the 2023 Annual Meeting of Stockholders. All proposals and notifications for the 2023 Annual Meeting of Stockholders should be addressed in writing to the attention of the Corporate Secretary, Agrify Corporation, 76 Treble Cove Road, Building No. 3, Billerica, MA 01862 and should satisfy the particular requirements of our Amended and Restated Bylaws.

ADDITIONAL INFORMATION

Annual Report on Form 10-K

Our Annual Report Form 10-K for the year ended December 31, 2021 was filed with the SEC on March 31, 2022. We will furnish, upon written request of any stockholder and the payment of an appropriate processing fee, copies of the exhibits to our Annual Report on Form 10-K. Please address all such requests to Agrify Corporation, 76 Treble Cove Road, Building No. 3, Billerica, Massachusetts 01862, Attention: Corporate Secretary.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of such materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such document to you if you write or call us at the following address or telephone number: Agrify Corporation, 76 Treble Cove Road, Building No. 3, Billerica, MA 01862, Attention: Corporate Secretary, (617) 896-5243, or you can request a copy of any such document by visiting the Special Meeting page of our Internet website at www.proxyvote.com. If you want to receive separate copies of any annual report, proxy statement or notice of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

YOUR VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD
OR VOTE BY TELEPHONE OR VOTE THROUGH
THE INTERNET AS SOON AS POSSIBLE

AGRIFY CORPORATION C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE Investor Address Line 1 Investor AddressLine 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AGFY2022SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. – COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 1 OF 2 PAGE TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. To approve, as required by Nasdaq Listing Rule 5635(d), the issuance of up to 21,108,751 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) upon the exercise of warrants of the Company (the “Warrants”) issued in connection with the issuance of a senior secured note and the exchange of previously issued warrants in August 2022, and to permit the reduction of the exercise price of certain of those Warrants under certain circumstances. 2. To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”). 3. To consider and vote upon an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Signature [PLEASE SIGN WITHIN BOX] Date JOB Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Special Meeting Proxy Statement is available at www.proxyvote.com AGRIFY CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF SHAREHOLDERS OCTOBER 14, 2022 The shareholder(s) hereby appoint(s) Raymond Chang and Timothy Oakes, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Agrify Corporation that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern Time on Friday, October 14, 2022, at www.virtualshareholdermeeting.com/AGFY2022SM, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side